CLEARBRIDGE MID CAP FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited)	July 31, 2022

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.3%
COMMUNICATION SERVICES - 2.6%
Entertainment - 2.6%
Endeavor Group Holdings Inc., Class A Shares	931,000	$21,217,490	*
Live Nation Entertainment Inc.	370,000	34,776,300	*

TOTAL COMMUNICATION SERVICES		55,993,790

CONSUMER DISCRETIONARY - 9.5%
Auto Components - 2.7%
Aptiv PLC	550,000	57,689,500	*

Hotels, Restaurants & Leisure - 3.1%
Bloomin’ Brands Inc.	1,471,000	29,993,690
Expedia Group Inc.	225,000	23,861,250	*
Six Flags Entertainment Corp.	600,000	13,602,000	*

Total Hotels, Restaurants & Leisure		67,456,940

Leisure Products - 1.6%
Hasbro Inc.	440,000	34,636,800

Specialty Retail - 2.1%
Carvana Co.	358,000	10,435,700	*
Petco Health & Wellness Co. Inc.	1,050,000	14,616,000	*
Ross Stores Inc.	251,000	20,396,260

Total Specialty Retail		45,447,960

TOTAL CONSUMER DISCRETIONARY		205,231,200

CONSUMER STAPLES - 6.8%
Food & Staples Retailing - 5.1%
Casey’s General Stores Inc.	242,000	49,041,300
Performance Food Group Co.	1,225,000	60,894,750	*

Total Food & Staples Retailing		109,936,050

Personal Products - 1.7%
Coty Inc., Class A Shares	5,000,000	36,600,000	*

TOTAL CONSUMER STAPLES		146,536,050

ENERGY - 3.5%
Oil, Gas & Consumable Fuels - 3.5%
Pioneer Natural Resources Co.	315,000	74,639,250

FINANCIALS - 11.6%
Banks - 4.8%
Fifth Third Bancorp	445,000	15,183,400
First Republic Bank	293,000	47,674,030
Western Alliance Bancorp	528,000	40,328,640

Total Banks		103,186,070

See Notes to Schedule of Investments.

ClearBridge Mid Cap Fund 2022 Quarterly Report	1

CLEARBRIDGE MID CAP FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	July 31, 2022

SECURITY	SHARES	VALUE
Capital Markets - 0.8%
Blue Owl Capital Inc.	1,450,000	$16,544,500

Insurance - 4.6%
Arch Capital Group Ltd.	1,100,000	48,840,000	*
Hartford Financial Services Group Inc.	780,000	50,286,600

Total Insurance		99,126,600

Mortgage Real Estate Investment Trusts (REITs) - 1.4%
Starwood Property Trust Inc.	1,322,000	31,225,640

TOTAL FINANCIALS		250,082,810

HEALTH CARE - 12.5%
Biotechnology - 1.3%
Horizon Therapeutics PLC	325,000	26,965,250	*

Health Care Technology - 1.5%
Definitive Healthcare Corp.	650,000	16,887,000	*
Doximity Inc., Class A Shares	375,000	15,870,000	*

Total Health Care Technology		32,757,000

Life Sciences Tools & Services - 8.2%
Avantor Inc.	1,400,000	40,628,000	*
Bio-Techne Corp.	75,000	28,896,000
ICON PLC	92,000	22,195,000	*
Maravai LifeSciences Holdings Inc., Class A Shares	1,075,000	28,046,750	*
Syneos Health Inc.	731,000	57,851,340	*

Total Life Sciences Tools & Services		177,617,090

Pharmaceuticals - 1.5%
Catalent Inc.	293,000	33,138,300	*

TOTAL HEALTH CARE		270,477,640

INDUSTRIALS - 19.3%
Building Products - 5.1%
Masonite International Corp.	450,000	40,963,500	*
Resideo Technologies Inc.	1,975,000	44,457,250	*
Zurn Water Solutions Corp.	880,000	25,476,000

Total Building Products		110,896,750

Construction & Engineering - 5.7%
API Group Corp.	2,900,000	51,359,000	*
WillScot Mobile Mini Holdings Corp.	1,884,000	72,741,240	*

Total Construction & Engineering		124,100,240

Electrical Equipment - 4.5%
Regal Rexnord Corp.	450,000	60,435,000
Vertiv Holdings Co.	3,125,000	35,687,500

Total Electrical Equipment		96,122,500

See Notes to Schedule of Investments.

2	ClearBridge Mid Cap Fund 2022 Quarterly Report

CLEARBRIDGE MID CAP FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	July 31, 2022

SECURITY	SHARES	VALUE
Machinery - 2.7%
ATS Automation Tooling Systems Inc.	885,000	$28,024,482	*
RBC Bearings Inc.	128,000	30,208,000	*

Total Machinery		58,232,482

Professional Services - 1.3%
Clarivate PLC	1,884,000	27,299,160	*

TOTAL INDUSTRIALS		416,651,132

INFORMATION TECHNOLOGY - 17.2%
Electronic Equipment, Instruments & Components - 4.9%
CDW Corp.	195,000	35,398,350
Keysight Technologies Inc.	250,000	40,650,000	*
Teledyne Technologies Inc.	78,000	30,529,200	*

Total Electronic Equipment, Instruments & Components		106,577,550

Semiconductors & Semiconductor Equipment - 4.2%
Marvell Technology Inc.	601,000	33,463,680
ON Semiconductor Corp.	437,000	29,182,860	*
SolarEdge Technologies Inc.	78,000	28,090,140	*

Total Semiconductors & Semiconductor Equipment		90,736,680

Software - 8.1%
Aspen Technology Inc.	92,400	18,857,916	*
Autodesk Inc.	86,000	18,603,520	*
Black Knight Inc.	600,000	39,408,000	*
Momentive Global Inc.	1,398,013	12,092,812	*
NCR Corp.	986,000	31,995,700	*
Splunk Inc.	181,000	18,807,710	*
Workiva Inc.	525,000	34,387,500	*

Total Software		174,153,158

TOTAL INFORMATION TECHNOLOGY		371,467,388

MATERIALS - 5.1%
Chemicals - 3.9%
Ashland Global Holdings Inc.	523,000	52,545,810
Sensient Technologies Corp.	358,000	30,780,840

Total Chemicals		83,326,650

Containers & Packaging - 1.2%
Ball Corp.	360,000	26,431,200

TOTAL MATERIALS		109,757,850

REAL ESTATE - 4.7%
Equity Real Estate Investment Trusts (REITs) - 4.7%
Alexandria Real Estate Equities Inc.	280,000	46,418,400

See Notes to Schedule of Investments.

ClearBridge Mid Cap Fund 2022 Quarterly Report	3

CLEARBRIDGE MID CAP FUND

(Percentages shown based on Fund net assets)

Schedule of investments (unaudited) (cont’d)	July 31, 2022

SECURITY		SHARES	VALUE
Equity Real Estate Investment Trusts (REITs) - (continued)
Americold Realty Trust		811,000	$26,560,250
Sun Communities Inc.		173,000	28,365,080

TOTAL REAL ESTATE			101,343,730

UTILITIES - 4.5%
Electric Utilities - 1.5%
Eversource Energy		371,000	32,729,620

Multi-Utilities - 3.0%
Ameren Corp.		455,000	42,369,600
DTE Energy Co.		161,000	20,978,300

Total Multi-Utilities			63,347,900

TOTAL UTILITIES			96,077,520

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,569,770,425)			2,098,258,360

	RATE
SHORT-TERM INVESTMENTS - 2.8%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	1.498%	48,378,728	48,378,728
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	1.553%	12,094,682	12,094,682	(a)

TOTAL SHORT-TERM INVESTMENTS (Cost - $60,473,410)			60,473,410

TOTAL INVESTMENTS - 100.1% (Cost - $1,630,243,835)			2,158,731,770
Liabilities in Excess of Other Assets - (0.1)%			(2,114,043)

TOTAL NET ASSETS - 100.0%			$2,156,617,727

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2022, the total market value of investments in Affiliated Companies was $12,094,682 and the cost was $12,094,682 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge Mid Cap Fund 2022 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Mid Cap Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

5

Notes to Schedule of Investments (unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

6

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$2,098,258,360	—	—	$2,098,258,360
Short-Term Investments†	60,473,410	—	—	60,473,410

Total Investments	$2,158,731,770	—	—	$2,158,731,770

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended July 31, 2022. The following transactions were effected in such company for the period ended July 31, 2022.

	Affiliate Value at October 31, 2021	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2022
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$12,957,637	$59,485,773	59,485,773	$60,348,728	60,348,728	—	$36,155	—	$12,094,682

7